EXHIBIT 99.1

AMC Diligence, LLC (“AMC”) Due Diligence Executive Summary

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) on a flow or mini-bulk basis by VMC Asset Pooler, LLC, or its affiliates (the “Client”) through mortgage loan files reviewed on behalf of such parties or with results conveyed from another party to the Client via reliance letter. The Review, which includes reliance letter loans the time of an initial review performed for such party, was conducted from September 2022 through June 2023 on mortgage loans with origination dates from October 2021 through June 2023 via files imaged and provided by the Client for review. The Review includes loans that were reviewed both (i) directly for an affiliate of the Client and (ii) for correspondents with results conveyed to an affiliate of the Client by a reliance letter.

(2) Sample size of the assets reviewed.

The final population of the Review contained four hundred nine (409) mortgage loans totaling an aggregate original principal balance of approximately $150.741 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), Kroll Bond Rating Agency, LLC (“KBRA”) and S&P Global Ratings (“S&P”).

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	First Payment Date	Original LTV
Amortization Term	Interest Only	Original P&I
Amortization Type	Interest Only Period	Original Term
Appraisal Effective Date	Interest Rate Life Cap	Origination Channel
Appraised Value	Lien Position	Payment Frequency
Borrower First Name	LTV Valuation Value	Prepayment Penalty Period (months)
Borrower FTHB	Margin	Product Description
Borrower Last Name	Maturity Date	Property Type
Borrower Self-Employed?	MERS Min Number	Purpose
Borrower SSN	Note Date	Refi Purpose
Cash From Borrower	Occupancy	Representative FICO
Cash To Borrower	Original CLTV	State
City	Original Interest Rate	Street
Contract Sales Price	Original Loan Amount	Zip

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria, or other requirements: review and methodology.

Of specific note, all four hundred nine (409) were considered Business Purpose/Property Focused Investor Loans, and four hundred eight (408) mortgage loans had a DSCR calculation. The remaining one (1) mortgage loan was considered No Ratio loans with no DSCR calculation.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

1 | P a g e

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.
▪	Gathering the components of the DSCR from source documentation provided in the loan file during the course of the review. Where applicable, AMC sums per the guidelines the principal and interest payment as well as the tax, insurance and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

2 | P a g e

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, -AMC identified whether the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

3 | P a g e

(9) Disclaimer.

Except as expressly enumerated above, please be advised that AMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that AMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that AMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which AMC is relying in reaching such results.  Except as expressly stated herein, AMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and AMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  AMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency, or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to AMC and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce, or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy, and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E, KBRA and S&P.

OVERALL REVIEW RESULTS SUMMARY

Of the four hundred nine (409) mortgage loans reviewed, four hundred two (402) mortgage loans (98.29%) received an “A” or “B” overall grade, one (1) mortgage loan (0.24%) received a “C” overall grade, and six (6) mortgage loans (1.47%) received a “D” overall grade because drive-by appraisals were used for the primary valuation.

Kroll Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	23	5.62%
B	379	92.67%
C	1	0.24%
D	6	1.47%
Total	409	100.00%

4 | P a g e

S&P Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	22	5.38%
B	380	92.91%
C	1	0.24%
D	6	1.47%
Total	409	100.00%

CREDIT RESULTS SUMMARY

All four hundred nine (409) mortgage loans (100.00%) reviewed received an “A” or “B” credit grade.

Kroll/S&P Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	24	5.87%
B	385	94.13%
C	0	0.00%
D	0	0.00%
Total	409	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Of the four hundred nine (409) mortgage loans reviewed under the applicable KBRA rating criteria, four hundred two (402) mortgage loans (98.29%) received an “A” property grade, one (1) mortgage loan (0.24%) received a “C” property grade, and six (6) mortgage loans (1.47%) received a “D” property grade because drive-by appraisals were used for the primary valuation.

Kroll - Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	402	98.29%
B	0	0.00%
C	1	0.24%
D	6	1.47%
Total	409	100.00%

Of the four hundred nine (409) mortgage loans reviewed under the applicable S&P rating criteria, three hundred ninety-nine (399) mortgage loans (97.56%) received an “A” property grade, three (3) mortgage loans (0.73%) received a “B” property grade, one (1) mortgage loan (0.24%) received a “C” property grade, and six (6) mortgage loans (1.47%) received a “D” property grade because drive-by appraisals were used for the primary valuation.

S&P - Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	399	97.56%
B	3	0.73%
C	1	0.24%
D	6	1.47%
Total	409	100.00%

5 | P a g e

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Kroll Final Exception Rating	Exception Category	Total
Credit	B	Guideline	621
		Loan Package Documentation	66
		Credit	40
		Borrower and Mortgage Eligibility	38
		Missing Document	25
		Insurance	17
		Asset	10
		Appraisal Reconciliation	8
		Hazard Insurance	6
		Property - Appraisal	4
		System	3
		Document Error	2
		Business Purpose	1
		Total Credit Grade (B) Exceptions:	841
Total Credit Exceptions:			841
Property	D	Property - Appraisal	6
		Total Property Grade (D) Exceptions:	6
	C	Appraisal Reconciliation	1
		Total Property Grade (C) Exceptions:	1
Total Property Exceptions:			7
Grand Total:			848

Exception Type	S&P Final Exception Rating	Exception Category	Total
Credit	B	Guideline	621
		Loan Package Documentation	66
		Credit	40
		Borrower and Mortgage Eligibility	38
		Missing Document	25
		Insurance	17
		Asset	10
		Appraisal Reconciliation	8
		Hazard Insurance	6
		Property - Appraisal	4
		System	3

6 | P a g e

		Document Error	2
		Business Purpose	1
		Total Credit Grade (B) Exceptions:	841
Total Credit Exceptions:			841
Property	D	Property - Appraisal	6
		Total Property Grade (D) Exceptions:	6
	C	Appraisal Reconciliation	1
		Total Property Grade (C) Exceptions:	1
	B	Appraisal Reconciliation	3
		Total Property Grade (B) Exceptions:	3
Total Property Exceptions:			10
Grand Total:			851

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred nine (409) mortgage loans reviewed, four hundred seven (407) unique mortgage loans had one thousand two hundred twenty-six (1,226) different tape discrepancies across thirty-one (31) data fields (some mortgage loans had more than one data delta). The largest variances were found on Cash To Borrower, Borrower Last Name and Cash From Borrower where the data tape information did not coincide with the documentation type found in the loan file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	17	408	4.17%	409
Amortization Term	16	377	4.24%	409
Amortization Type	0	378	0.00%	409
Appraisal Effective Date	21	70	30.00%	409
Appraised Value	41	378	10.85%	409
Borrower First Name	10	379	2.64%	409
Borrower FTHB	4	292	1.37%	409
Borrower Last Name	183	408	44.85%	409
Borrower Self-Employed?	0	1	0.00%	409
Borrower SSN	26	172	15.12%	409
Cash From Borrower	182	377	48.28%	409
Cash To Borrower	191	214	89.25%	409
City	10	409	2.44%	409
Contract Sales Price	14	261	5.36%	409
First Payment Date	85	235	36.17%	409
Interest Only	5	377	1.33%	409
Interest Only Period	2	48	4.17%	409
Interest Rate Life Cap	21	58	36.21%	409
Lien Position	0	408	0.00%	409
LTV Valuation Value	0	28	0.00%	409
Margin	18	49	36.73%	409
Maturity Date	42	105	40.00%	409
MERS Min Number	0	28	0.00%	409
Note Date	0	3	0.00%	409

7 | P a g e

Occupancy	0	406	0.00%	409
Original CLTV	19	377	5.04%	409
Original Interest Rate	22	405	5.43%	409
Original Loan Amount	22	409	5.38%	409
Original LTV	19	405	4.69%	409
Original P&I	25	76	32.89%	409
Original Term	8	405	1.98%	409
Origination Channel	0	1	0.00%	409
Payment Frequency	0	1	0.00%	409
Prepayment Penalty Period (months)	13	311	4.18%	409
Product Description	0	377	0.00%	409
Property Type	131	398	32.91%	409
Purpose	3	409	0.73%	409
Refi Purpose	12	226	5.31%	409
Representative FICO	24	388	6.19%	409
State	0	409	0.00%	409
Street	12	409	2.93%	409
Zip	28	408	6.86%	409
Total	1,226	11,283	10.87%	409

AMC TITLE REVIEW SUMMARY (12 Mortgage Loans)

As part of the due diligence services, the Client provided AMC with identifying data on 12 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues surrounding origination deed vesting.

•	There are no potential issues surrounding delinquent property taxes.

•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

•	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

•	Except with respect to 2 Prior Liens across 2 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 2 Prior Liens across 2 mortgage loan files, both Prior Liens could be mitigated as the mortgage loan files contain a Title Policy on which there are no stated Title Policy exceptions which explicitly preclude coverage.

•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	383	93.64%	$136,431,978.00	90.51%
Adjustable	26	6.36%	$14,308,592.00	9.49%
Total	409	100.00%	$150,740,570.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	409	100.00%	$150,740,570.00	100.00%
Total	409	100.00%	$150,740,570.00	100.00%

8 | P a g e

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	195	47.68%	$63,380,831.00	42.05%
First Time Home Purchase	7	1.71%	$2,144,588.00	1.42%
Other-than-first-time Home Purchase	175	42.79%	$73,667,839.00	48.87%
Rate/Term Refinance - Borrower Initiated	32	7.82%	$11,547,312.00	7.66%
Total	409	100.00%	$150,740,570.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	1	0.24%	$150,437.00	0.10%
241-360 Months	382	93.40%	$143,166,528.00	94.98%
361+ Months	26	6.36%	$7,423,605.00	4.92%
Total	409	100.00%	$150,740,570.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	201	49.14%	$63,352,078.00	42.03%
Condo, Low Rise	22	5.38%	$7,770,180.00	5.15%
Condo, High Rise	7	1.71%	$3,119,713.00	2.07%
Condotel	1	0.24%	$356,250.00	0.24%
PUD	89	21.76%	$43,049,824.00	28.56%
1 Family Attached	20	4.89%	$3,541,925.00	2.35%
2 Family	31	7.58%	$9,174,550.00	6.09%
3 Family	13	3.18%	$5,883,850.00	3.90%
4 Family	11	2.69%	$6,685,925.00	4.44%
5-10 Unit Multi-Family	8	1.96%	$3,932,350.00	2.61%
Other	6	1.47%	$3,873,925.00	2.57%
Total	409	100.00%	$150,740,570.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	409	100.00%	$150,740,570.00	100.00%
Total	409	100.00%	$150,740,570.00	100.00%

9 | P a g e